UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2012
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METHODE ELECTRONICS, INC.
(Exact name of registrant as specified in its charter)

Delaware State or Other Jurisdiction of Incorporation	0-2816 Commission File Number	36-2090085 IRS Employer Identification Number

7401 West Wilson Avenue, Chicago, Illinois 60706
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (708) 867-6777

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On November 5, 2012, Methode Electronics, Inc. issued a press release reporting revised fiscal 2013 revenue and earnings per share guidance and updating the revenue outlook for fiscal 2014 and 2015. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements: None

(b)	Pro forma financial information: None

(c)	Shell company transactions: None

(d)	Exhibits: 99.1 Press Release of Methode Electronics, Inc. dated November 5, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 5, 2012	METHODE ELECTRONICS, INC. By: /s/ Douglas A. Koman Douglas A. Koman Chief Financial Officer

Exhibit Index

Exhibit No.                Description

99.1	Press Release of Methode Electronics, Inc. dated November 5, 2012.